UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Penn Series Funds, Inc.

(Name of Registrant as Specified In Its Charter)

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PENN SERIES FUNDS, INC.

600 Dresher Road

Horsham, Pennsylvania 19044

December 13, 2013

Dear Owner of a Variable Annuity Contract or Variable Life Insurance Policy:

Thank you for your business and the trust you have placed in The Penn Mutual Life Insurance Company (“Penn Mutual”). As a mutual company, we are committed to consistently acting in the best interest of our policyholders and contract owners—and we are committed to keeping the promises we make. We strive to provide you with competitive, high quality variable life and annuity products and investment choices. And we take pride in providing you with easy access to expert Customer Service and maintaining the technology and infrastructure necessary to deliver the products, information and service you need in a timely and efficient manner.

Throughout Penn Mutual’s 166 year history, we have never failed to meet an obligation to a customer and we are proud of the stewardship that has led to our long-standing financial strength. The following/enclosed information outlines proposed elections to the Board of Directors of Penn Series Funds, Inc. (the “Company”), proposed changes to the fee structure of certain portfolios of the Company (each, a “Fund” and, collectively, the “Funds”) that we believe will help support our ability to continue to provide you with outstanding variable life and annuity products and superior service for years to come, and the proposed reclassification of a Fund’s fundamental policy on warrants as a non-fundamental policy.

Shares of (the Company) are held by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”). Our records indicate that you have selected as an investment option within a variable contract one or more Funds of the Company. As such, you are entitled to give Penn Mutual or PIA, the insurance company issuing your variable contract, voting instructions regarding important matters to be voted upon at an upcoming meeting of shareholders of the Company. The Board of Directors of the Company has called a special meeting of shareholders of the Company scheduled for February 13, 2014 at Project Room, 600 Dresher Road, Horsham, Pennsylvania 19044 at 10:00 a.m. Eastern Time (the “Meeting”).

The purpose of the Meeting is to ask all Company shareholders to consider one or more of the following proposals, each of which is more fully described in the enclosed Proxy Statement:

PROPOSALS		APPLICABLE FUNDS
1.	To elect a Board of Directors of the Company.	All Funds

2A-2O.	To approve an amendment to the investment advisory agreement between Independence Capital Management, Inc. (“ICMI”) and the Company, on behalf of each Fund, that would modify each Fund’s advisory fee rate schedule by introducing new or revising existing asset level (or “breakpoint”) fee rates.

Money Market Fund

Limited Maturity Bond Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Growth Stock Fund

Large Cap Value Fund

Large Core Value Fund

Index 500 Fund

International Equity Fund

Aggressive Allocation Fund

Moderately Aggressive Allocation Fund

Moderate Allocation Fund

Moderately Conservative Allocation Fund

Conservative Allocation Fund

3.	To reclassify the Fund’s fundamental policy on warrants as a non-fundamental policy.	Quality Bond Fund

4.	To transact such other business as may properly come before the Meeting.	All Funds

After careful consideration, the Board of Directors of the Company recommends that you vote “FOR” each proposal.

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We strongly encourage your participation by asking you to review the enclosed proxy materials and complete and return your Voting Instructions Card as soon as possible. To cast your vote by mail, simply complete, sign and return the Voting Instructions Card in the enclosed postage-paid envelope. In addition to voting by mail, you may provide voting instructions either by telephone or via the Internet by following the instructions on the Voting Instructions Card. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. You may revoke a previously submitted Voting Instructions Card by following the instructions in the enclosed proxy materials.

Your vote is very important to us regardless of the number of shares held by your account.

We remain dedicated to offering competitive variable life insurance and annuity products that meet your diverse needs and we thank you for your continued confidence in Penn Mutual. If you have any questions, please contact your financial professional or call our Customer Service team at 1 (800) 523-0650.

Very truly yours,

Peter M. Sherman President

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PENN SERIES FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Date:	Thursday, February 13, 2014
Time:	10:00 a.m.
Place:	Project Room, The Penn Mutual Life Insurance Company, 600 Dresher Road, Horsham, Pennsylvania 19044

Matters to be voted on:

•	Election of Directors;

•	an amendment to the Investment Advisory Agreement that modifies each Fund’s advisory fee rate schedule by introducing new and revising existing asset level (or “breakpoint”) fee rates;

•	reclassification of a fundamental policy of the Quality Bond Fund as a non-fundamental policy; and

•	any other matters that may be properly brought before the Meeting.

Please call 1-800-523-0650 if you have any questions about attending the Meeting in person.

Shares of the portfolios (each, a “Fund” and, collectively, the “Funds”) of Penn Series Funds, Inc. (the “Company”) are held primarily by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”). As such, individual variable contract owners (“variable contract owners”) are not the “shareholders” of the Funds. Rather, Penn Mutual and PIA and their separate accounts are the principal shareholders of the Funds. Shareholders of record of the Company at the close of business on Friday, November 29, 2013 (the “Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

In accordance with the Investment Company Act of 1940 and certain interpretations by the staff of the U.S. Securities and Exchange Commission regarding voting requirements of investment companies funding variable contracts, Penn Mutual and PIA will offer to variable contract owners that have allocated their variable contract values to the Funds as of the Record Date (“Affected Contract Owners”) the opportunity to instruct Penn Mutual and/or PIA as to how they should vote Fund shares held by Penn Mutual and PIA with respect to the proposals to be considered at the Meeting. As an Affected Contract Owner, you have the right to instruct Penn Mutual and/or PIA as to the manner in which the Fund shares attributable to your variable contract should be voted. Shares for which Penn Mutual and PIA receive no timely voting instructions from Affected Contract Owners will be voted by Penn Mutual and PIA “FOR” or “AGAINST” approval of a proposal, or as an abstention, in the same proportion as the shares for which Affected Contact Owners have provided voting instructions to Penn Mutual and PIA with respect to such proposal. This proportional voting may result in a small number of Affected Contract Owners determining the vote on a proposal.

We strongly encourage your participation by asking you to review the enclosed proxy materials and complete and return your Voting Instructions Card as soon as possible. To cast your vote by mail, simply complete, sign and return the Voting Instructions Card in the enclosed postage-paid envelope. In addition

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to voting by mail, you may provide voting instructions either by telephone or via the Internet by following the instructions on the Voting Instructions Card. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. You may revoke a previously submitted Voting Instructions Card by following the instructions in the enclosed proxy materials.

All valid and executed Voting Instructions Cards returned in time to be voted at the Meeting will be voted in accordance with the instructions thereon. If you simply sign the Voting Instructions Card without specifying an instruction, the Voting Instructions Card will be voted in accordance with the recommendation of the Company’s Board of Directors with respect to each proposal considered at the Meeting. Your vote is very important to us regardless of the number of shares held by your account.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Proxy Materials for the shareholder meeting to be held on February 13, 2014 are available on the Internet at: www.proxyweb.com.

By Order of the Board of Directors,

Frank Best

Secretary

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PENN SERIES FUNDS, INC.

PROXY STATEMENT

Meeting of Shareholders

To be Held on February 13, 2014

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of Penn Series Funds, Inc. (the “Company”) of voting instructions to be voted at a meeting of shareholders and all adjournments thereof (the “Meeting”), to be held at the offices of The Penn Mutual Life Insurance Company, Project Room, 600 Dresher Road, Horsham, Pennsylvania 19044 on February 13, 2014 at 10:00 a.m., Eastern Time. This Proxy Statement and the accompanying Voting Instructions Card is being sent or made available to the Company’s shareholders on or about December 13, 2013.

The purpose of the Meeting is to ask all Company shareholders to consider one or more of the proposals described in this Proxy Statement and to transact such other business as may be properly brought before the Meeting. At a meeting of the Board of Directors held on November 13, 2013, the Board of Directors unanimously approved and recommended that you vote FOR all of the proposals described in this Proxy Statement. Your vote is very important to us. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the proposals.

PROXY STATEMENT

Overview of Proposals	1

Voting Information	1

Proposal 1: Election of Directors	4

Information About the Current Directors	4

Meetings and Standing Committees of the Board of Directors	7

Board Leadership Structure	8

Board Responsibilities for Overseeing Risk Management	9

Proposals 2A - 2O: Approval of an Amendment to the Investment Advisory Agreement to Modify each Fund’s Advisory Fee Rate Schedule by Introducing New or Revising Existing Asset Level (or “Breakpoint”) Fee Rates	10

ICMI’s Role as Investment Adviser	11

Reasons for the Proposal	12

Matters Considered by the Board in its Approval of the Proposal	12

Proposed Adjustment to Advisory Fees	12

Description of the Current and Amended Agreements	14

Information About Fund Fees and Expenses	15

Proposal 3: Approval of Reclassification of the Quality Bond Fund’s Fundamental Policy on Warrants as a Non-Fundamental Policy	24

ADDITIONAL INFORMATION	26

Information About the Officers of the Company	26

Director and Executive Officer Fund Ownership	26

Investment Adviser	27

Administrative and Corporate Services Agent	27

Principal Holders of Securities	27

Information Concerning Independent Accountant	28

Proxy Expenses	30

Submission of Shareholder Proposals	30

Delivery to Shareholders Sharing an Address	30

General	31

APPENDIX A	A-1

APPENDIX B	B-1

APPENDIX C	C-1

APPENDIX D	D-1

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Overview of Proposals

Shareholders of the Company’s portfolios (each, a “Fund” and, collectively, the “Funds”) will be asked to consider one or more of the following proposals, as applicable, at the Meeting:

PROPOSALS		APPLICABLE FUNDS
1.	To elect a Board of Directors of the Company.	All Funds

2A-2O.	To approve an amendment to the investment advisory agreement between Independence Capital Management, Inc. (“ICMI”) and the Company, on behalf of each Fund, that would modify each Fund’s advisory fee rate schedule by introducing new or revising existing asset level (or “breakpoint”) fee rates.

Money Market Fund

Limited Maturity Bond Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Growth Stock Fund

Large Cap Value Fund

Large Core Value Fund

Index 500 Fund

International Equity Fund

Aggressive Allocation Fund

Moderately Aggressive Allocation Fund

Moderate Allocation Fund

Moderately Conservative Allocation Fund

Conservative Allocation Fund

3.	To reclassify the Fund’s fundamental policy on warrants as a non-fundamental policy.	Quality Bond Fund

4.	To transact such other business as may properly come before the Meeting.	All Funds

The Company will furnish, without charge, a copy of its most recent Semi-Annual Report and Annual Report to the Affected Contract Owners (as defined below) upon request. Requests should be directed to the Company at: The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, Pennsylvania 19172 or by calling 1-800-523-0650. A copy of the Company’s most recent Semi-Annual Report and Annual Report may also be obtained by visiting Penn Mutual’s website at www.pennmutual.com.

Voting Information

Shareholders of Record and Variable Contract Owners

Shareholders of record of the Company at the close of business on November 29, 2013 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

Individual variable contract owners (“variable contract owners”) are not the “shareholders” of the Company and its Funds. Rather, The Penn Mutual Life Insurance Company (“Penn Mutual”) and/or its subsidiary, The Penn Insurance and Annuity Company (“PIA”), the separate accounts established by each for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”) and certain of the Penn Series Funds are the shareholders of the Company and its Funds. Penn Mutual and PIA hold shares of the Funds in one or more of the following separate accounts: Penn Mutual Variable Annuity Account I, II, and III, Penn Mutual Separate Account E and Penn Mutual Variable Life Account I and PIA Variable Annuity Account I. Each of the Balanced Fund, Aggressive

Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund is structured as a “fund of funds” (collectively, the “Funds of Funds”) and as such, invests its assets in a combination of other Penn Series Funds in exchange for shares of those Funds.

In accordance with the Investment Company Act of 1940 (the “1940 Act”), and certain interpretations by the staff of the U.S. Securities and Exchange Commission (the “SEC”) regarding the voting requirements of investment companies funding variable contracts, Penn Mutual and PIA will offer to variable contract owners that have allocated their variable contract values to one or more of the Funds as of the Record Date (“Affected Contract Owners”) the opportunity to instruct Penn Mutual and PIA as to how they should vote such Fund shares with respect to the proposals to be considered at the Meeting. As an Affected Contract Owner, you have the right to instruct Penn Mutual and/or PIA as to the manner in which the Funds’ shares attributable to your variable contract should be voted. Penn Mutual and PIA will endeavor to obtain your instructions by sending you this Proxy Statement, the Notice of Special Meeting that accompanies this Proxy Statement, and a Voting Instructions Card. The Company and Penn Mutual also may engage in further solicitations of Affected Contract Owners as described below.

Appendix A sets forth the net assets and approximate number of shares issued and outstanding for each Fund as of the close of business on the Record Date.

Variable Contract Owner Voting Instruction Cards

Penn Mutual and PIA will attend the Meeting in person or by proxy and will vote Fund shares held by them in accordance with the voting instructions received from their respective Affected Contract Owners. All valid and properly executed Voting Instructions Cards returned prior to the date of the Meeting will be voted in accordance with the specifications thereon. If you simply sign the Voting Instructions Card without specifying an instruction, the Voting Instructions Card will be voted in accordance with the recommendation of the Company’s Board of Directors with respect to each proposal considered at the Meeting. Shares for which Penn Mutual and PIA receive no timely voting instructions from Affected Contract Owners will be voted by Penn Mutual and PIA “FOR” or “AGAINST” approval of a proposal, or as an abstention, in the same proportion as the shares for which Affected Contact Owners have provided voting instructions to Penn Mutual and PIA with respect to such proposal. Shares held by Penn Mutual or PIA in their general accounts, if any, also will be voted in the same proportions as the shares for which voting instructions have been received from Affected Contract Owners. This proportional voting may result in a small number of Affected Contract Owners determining the vote on a proposal.

An Affected Contract Owner may revoke a previously submitted Voting Instructions Card at any time prior to Penn Mutual or PIA, as appropriate, voting the shares represented thereby by (i) providing Penn Mutual or PIA, as appropriate, written notice of such revocation, (ii) delivering a duly authorized Voting Instructions Card bearing a later date, or (iii) attending the Meeting in-person and providing voting instructions by Voting Instructions Card at the Meeting, thereby cancelling any voting instructions previously given.

Votes Required to Approve Each Proposal

To approve Proposal 1, a majority vote of the shares of all Funds of the Company represented at the Meeting, in person or by proxy, is required to elect a nominee as a Director of the Company. To approve Proposals 2 and 3, including each sub-proposal of Proposal 2, a “vote of the majority of the outstanding voting securities” of each affected Fund is required. A “vote of the majority of the outstanding voting securities” is defined under the 1940 Act as the lesser of (i) 67% or more of the voting shares of a fund entitled to vote thereon present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting shares of the fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund entitled to vote thereon.

Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to which such shares are to be voted at the Meeting.

Each proposal, including each sub-proposal thereunder, is independent of the other proposals. Accordingly, shareholder approval or rejection of one proposal (or sub-proposal) has no effect on the other proposals. Accordingly, if any sub-proposal under Proposal 2 is approved by shareholders of the relevant Fund, the proposed advisory fee changes may be implemented for that Fund regardless of whether shareholders approve any other sub-proposal under Proposal 2. Similarly, if the shareholders of a Fund do not approve the sub-proposal related to that Fund, the proposed advisory fee changes will not be implemented for that Fund.

Quorum Requirements

In order to act upon a proposal, a quorum is required to be present at the Meeting. A quorum is constituted by the presence, in person or by proxy, of the holders of more than 50% of the outstanding shares of the Company or a Fund, as appropriate, entitled to vote on the proposal. Because Penn Mutual and PIA are the legal shareholders of more than 50% of the outstanding shares of the Company and each of its Funds, the presence of Penn Mutual and PIA at the Meeting, in person or by proxy, will ensure that there will be a quorum at the Meeting with respect to each proposal regardless of how many Affected Contract Holders direct Penn Mutual and PIA to vote on such proposal.

Shares represented by abstentions will be counted as present for purposes of determining the presence of a quorum at the Meeting, and have the same effect as a vote to “WITHHOLD” authority to vote for the Current Directors listed under Proposal 1 and “AGAINST” Proposal 2, including each sub-proposal thereunder, and Proposal 3. Because shares for which Penn Mutual and PIA receive no voting instructions will be voted by Penn Mutual and PIA “FOR” or “AGAINST” approval of a proposal, or as an abstention, in the same proportion as the shares for which Affected Contact Owners have provided voting instructions to Penn Mutual and PIA with respect to such proposal, there are not expected to be any “broker non-votes.” A “broker non-vote” occurs when a broker holding shares for the beneficial owner does not vote the shares because the broker has not received instructions from the beneficial owner or other person entitled to vote and the broker does not have the discretionary authority to vote the shares.

Adjournments

If a quorum is present but sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If a quorum is present, an adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. As discussed in more detail below, the Company, ICMI, and their affiliates will bear the costs of any additional solicitation and any adjourned sessions.

Proposal 1: Election of Directors

At the Meeting, it is proposed that the six Directors currently serving as members of the Company’s Board of Directors be elected by the Company’s shareholders to hold office until their successors are duly elected and qualified or his or her resignation or removal. Shareholders are being asked to elect Eugene Bay, Joanne B. Mack, Archie C. MacKinlay, Rebecca C. Matthias, Eileen C. McDonnell, and David B. Pudlin, each of whom is currently a member of the Board of Directors (each, a “Current Director” and, collectively, the “Current Directors”). Messrs. Bay, MacKinlay, and Pudlin and Mses. Matthias and McDonnell were most recently elected to the Board by a vote of the shareholders on December 15, 2010. On April 3, 2013, Ms. Mack was appointed to the Board of Directors following a review and evaluation of her experience by the Company’s Nominating Committee (the “Nominating Committee”).

At a meeting held on November 13, 2013, the Board of Directors nominated each of the Current Directors to continue to serve as Directors of the Company and determined to recommend to shareholders that they approve the Current Directors to continue their service as members of the Company’s Board of Directors.

Each of the Current Directors has consented to being named in this Proxy Statement and to continue serving as a Director if elected. The Company knows of no reason why any of the Current Directors would be unable or unwilling to continue their service as a Director if elected.

Information About The Current Directors

The business and affairs of the Company, which includes all of its twenty-nine Funds, are managed under the direction of its Board of Directors. Four of the Current Directors, Mr. Bay, Mr. MacKinlay, Ms. Matthias, and Ms. Mack, are not “interested persons” of the Company as defined under the 1940 Act (each, an “Independent Director”).

Mr. Pudlin and Ms. McDonnell are considered “interested persons” of the Company (each, an “Interested Director”). Mr. Pudlin is an “interested person” because of his affiliations with ICMI and Penn Mutual. Mr. Pudlin has been considered an “interested person” since March 5, 2013, the date on which his spouse was elected to serve as a member of the Board of Directors of Penn Mutual, the parent company of ICMI. Prior to that date, Mr. Pudlin was considered an independent Director. Ms. McDonnell is an “interested person” because of her affiliations with ICMI and Penn Mutual. Ms. McDonnell serves as Chairperson of the Board of Directors, Chief Executive Officer and President of Penn Mutual and is a Director of ICMI.

The Board of Directors has concluded that each of the Current Directors should serve on the Board of Directors because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Company’s shareholders. In addition, the Company has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

Individual Qualifications of the Current Directors

Independent Directors. The individual qualifications of the Company’s four Independent Directors are summarized below.

The Board has concluded that Dr. Bay should serve as Director because of the experience he has gained in serving as a director of a non-profit foundation, and the experience he has gained serving as Director of the Company since 1993 and as Chair of the Company’s Nominating Committee.

The Board has concluded that Mr. MacKinlay should serve as Director because of the experience, knowledge and expertise that he has acquired as a professor of finance at the University of Pennsylvania, Wharton School of Business since 1984, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a Director of the Company since 2010.

The Board has concluded that Ms. Matthias should serve as Director because of the experience she has gained in her roles as the founder, President, Director and Chief Creative Officer of a publicly traded company, the experience she has gained as a director of other public companies, and the experience she has gained serving as a Director of the Company since 2010 and as Chair of the Company’s Audit Committee.

The Board has concluded that Ms. Mack should serve as Director because of the experience she has gained in her roles as a financial services executive in the life insurance, asset management, and broker dealer businesses and her knowledge of financial management, product management, compliance issues, and business strategy.

Interested Directors. The individual qualifications of the Company’s two Interested Directors are summarized below.

The Board has concluded that Mr. Pudlin should serve as Director because of the experience he has gained in his roles as a shareholder and the President and Chief Executive Officer of a large law firm, his experience with and knowledge of public companies and the financial services industry, and the experience he has gained serving as a Director of the Company since 2009.

The Board has concluded that Ms. McDonnell should serve as Director because of her experience gained as the Chief Executive Officer, President, Executive Vice President and Chief Marketing Officer of Penn Mutual, her experience serving as President of another insurance company, her knowledge of and experience in the financial services industry, and the experience she has gained serving as a Director of the Company since 2010.

In its periodic assessment of the effectiveness of the Board of Directors, the Board of Directors and the Nominating Committee consider the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board of Directors’ overall composition so that the Board of Directors, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operations of the Funds. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board of Directors or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board of Directors.

The table below provides additional information about the Current Directors, including his or her name, age, position with the Company, length of service with the Company, principal occupation or employment during the past five years, and directorships with other companies that periodically file reports with the SEC. The mailing address for each Current Director is Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania, 19044.

Independent Directors

Name and Age	Position with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Eugene Bay (76)	Director	No set term; served since 1993.	Retired (2010—Present). President, Colgate Rochester Crozer Divinity School (January 2006—2010).	29	None.

Joanne B. Mack (67)	Director	No set term; served since 2013.	Vice President—Financial Services, Trianz (July 2012—Present); Management Consultant, self-employed (2009—2012); Head of IRA Business, AllianceBernstein Investments (2007—2008).	29	None.

Archie C. MacKinlay (60)	Director	No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984—Present).	29	None.

Rebecca C. Matthias (60)	Director	No set term; served since 2010.	Retired. President, Destination Maternity Corporation (clothing) (1982—2010).	29	Director, CSS Industries.

Interested Directors
Eileen C. McDonnell (51)	Director	No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010—Present), Executive Vice President and Chief Marketing Officer (2008—2010), The Penn Mutual Life Insurance Company; Professor, The American College (2007—2008); Consultant, Exec MPower, Inc. (consulting firm) (2006—2008).	29	Director, UHS of Delaware, Inc.

David B. Pudlin (64)	Director	No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994—Present).	29	None.

Current Directors’ Beneficial Ownership of Equity Securities of the Company

The table below provides information about the Current Directors’ beneficial ownership of shares of Funds (by virtue of their owning or having an interest in variable contracts issued by Penn Mutual and/or PIA). The information in the table is provided as of December 31, 2012.

Name of Director	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of All Fund Shares
Independent Directors
Eugene Bay	None	None
Joanne B. Mack	None	None
Archie C. MacKinlay	None	None
Rebecca C. Matthias	None	None

Interested Directors
Eileen C. McDonnell	None	None
David B. Pudlin	None	None

Compensation of the Current Directors

The table below sets forth the compensation paid to the Current Directors during the fiscal year ended December 31, 2012. Directors who are also employees of ICMI or its affiliates and Officers of the Company, except for the Company’s Chief Compliance Officer, receive no compensation from the Company for their services.

	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company
Independent Directors
Eugene Bay	$40,000	None	None	$40,000
Rebecca C. Matthias	$48,000	None	None	$48,000
Archie C. MacKinlay	$44,000	None	None	$44,000
Joanne B. Mack	*	None	None	*

Interested Director
David B. Pudlin	$50,000	None	None	$50,000

*	Ms. Mack was appointed to the Board on April 3, 2013 and thus, received no compensation during the fiscal year ended December 31, 2012.

Meetings and Standing Committees of the Board of Directors

At any meeting of the Board of Directors, one-third of the Directors then in office, but in no case less than two Directors, must be in attendance to constitute a quorum. The Company does not have a policy with respect to the Directors’ attendance at meetings, but as a matter of practice all of the Directors attend the Company’s Board and committee meetings (in person or by telephone) to the extent possible. During the fiscal year ended December 31, 2012, none of the Directors attended fewer than 75% of all of the meetings of the Board and Board committees for which they were eligible to attend. There were four meetings of the Board held during the fiscal year ended December 31, 2012.

The Board of Directors has a standing Audit Committee consisting of Messrs. Bay and MacKinlay and Mses. Mack and Matthias. The Audit Committee is charged with exercising informed oversight of Penn Series’ financial reporting process, including related internal controls, and reporting its review to the full Board. The Audit Committee held seven meetings during fiscal year ended December 31, 2012.

The Board of Directors has a Nominating Committee consisting of Messrs. Bay and MacKinlay and Mses. Mack and Matthias. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee has adopted a charter, a copy of which is attached hereto as Appendix B. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors. The Nominating Committee meets periodically, as necessary, and did not meet during the Company’s 2012 fiscal year.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate. Currently, there are no minimum qualifications set forth by the Nominating Committee other than with respect to an independent director candidate’s independence from the investment advisers and other principal service providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Board Leadership Structure

The Chairperson of the Board, Ms. McDonnell, is an interested person of the Company as that term is defined in the 1940 Act. The Chairperson of the Board serves at the pleasure of the Board and is responsible for performing and executing such duties and powers as the Board prescribes from time to time.

Ms. Matthias serves as the lead Independent Director for the Company and has the following duties, among others: (i) preside over Board meetings in the absence of the Chairperson of the Board; (ii) preside over executive sessions of the Independent Directors; (iii) along with the Chairperson of the Board, oversee the development of agendas for Board meetings; (iv) facilitate dealings and communications between the Independent Directors and management and among the Independent Directors; and (v) such other responsibilities as the Board or Independent Directors determine from time to time. The Company has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Company made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Company (i.e., the “Independent Directors”) constitute a majority (66%) of the Board, the fact that the chairpersons of the Audit and Nominating Committees of the Board are Independent Directors, the amount of assets under management in the Company, and the number of Funds overseen by the Board. The Board also believes that its leadership structure and board composition facilitate the orderly and efficient flow of information to the Independent Directors from Company officers.

Board Responsibilities for Overseeing Risk Management

The management and affairs of the Company and each of the Funds are supervised by the Board of Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Company and each of its Funds. The Board of Directors has approved contracts under which certain companies provide essential management services to the Funds.

Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as ICMI, sub-advisers, and the administrator. The Board of Directors is responsible for overseeing the Company’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Company. Under the overall supervision of the Board of Directors and the Audit Committee, the Company or the service providers to the Company employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company’s business (e.g., ICMI and the sub-advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s service providers present the Board of Directors with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, ICMI and sub-adviser provide the Board of Directors with an overview of, among other things, their investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board of Directors continues its oversight function with respect to a Fund by monitoring risks identified during regular and special reports made to the Board of Directors, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board of Directors and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board of Directors is responsible for overseeing the nature, extent and quality of the services provided to the Funds by ICMI and the sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with ICMI and the sub-advisers, the Board of Directors meets with ICMI and the sub-advisers to review such services. Among other things, the Board of Directors regularly considers ICMI’s and each sub-adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board of Directors also reviews information about each Fund’s investments.

The Board of Directors meets regularly with the Company’s Chief Compliance Officer to review and discuss compliance issues and risk assessments. At least annually, the Company’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company’s policies and procedures and those of its service providers, including ICMI, the sub-advisers and the administrator. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board of Directors receives reporting from the Company’s service providers regarding financial and operational risks. The Company’s Valuation Committee makes regular reports to the Board of Directors concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Company’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Company’s internal controls. Additionally, in connection with its oversight function, the Board of Directors oversees Company management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods, and the Company’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements.

As a result of its review of these reports and discussions with ICMI, the Chief Compliance Officer, the independent registered public accounting firm, fund counsel, and other service providers, the Board of Directors may better assess the material risks of the Funds.

The Board of Directors recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Company’s investment management and business affairs are carried out by or through ICMI and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR

EACH OF THE CURRENT DIRECTORS LISTED UNDER PROPOSAL 1.

Proposals 2a - 2o:	Approval of an Amendment to the Investment Advisory Agreement to Modify each Fund’s Advisory Fee Rate Schedule by Introducing New or Revising Existing Asset Level (or “Breakpoint”) Fee Rates

Shareholders of each of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, International Equity Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (each, a “Fund” and, collectively, the “Funds”) are being asked to approve an amendment to the investment advisory agreement between ICMI, the investment adviser of each Fund, and the Company on behalf of each Fund. The proposed amendment would modify the advisory fee rate schedule for each Fund by either introducing new asset level fee rates or revising existing asset level fee rates.

Asset level fee rates, also known as “breakpoints,” represent the dollar amount of a Fund’s assets at which the advisory fee rate payable by the Fund declines thereby reducing the dollar amount of the advisory fees paid with respect to the portion of the Fund’s assets in excess of the relevant asset dollar amount or breakpoint. The result, once a Fund’s assets surpass the first breakpoint, is a blended advisory fee rate that is lower than the advisory fee rate paid on the assets that are less than the amount of the first asset dollar amount or breakpoint. The use of breakpoints provides for a reduction in the dollar amount of the advisory fees paid by a Fund as the Fund’s assets grow.

Except for the Funds of Funds and the International Equity Fund, the advisory fee rates in each Fund’s proposed new fee schedule are higher than the Fund’s current fee rate (or each Fund’s highest fee rate if the Fund has breakpoints in its current fee schedule). Based on current asset levels, the proposed modifications to each Fund’s advisory fee rate schedule would have the effect of increasing the dollar amount of advisory fees payable by each Fund, except for the International Equity Fund. The proposed modifications would not change the dollar amount of advisory fees payable by the International Equity Fund at its current asset level, but as noted the proposed advisory fee rate is higher than the Fund’s current fee rate.

As discussed in greater detail below, ICMI is requesting a modification of each Fund’s current advisory fee schedule because ICMI believes the proposed schedules are appropriate based on the nature, extent, quality and cost of the services provided by ICMI to the Funds and the resources ICMI dedicates to the Funds. In addition, ICMI believes the proposed advisory fee rate schedules will better enable ICMI to share the benefits of any economies of scale realized by the Funds with the Funds’ shareholders and variable contract owners.

ICMI’s Role as Investment Adviser

ICMI serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Company dated May 1, 2000 and amended as of May 1, 2002, August 22, 2008, and December 15, 2010 (the “Current Agreement”). Shareholders of the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Value Fund, Large Core Value Fund, and International Equity Fund approved the Current Advisory Agreement at a special meeting of shareholders held on December 15, 2010. The initial sole shareholder of each of the Limited Maturity Bond Fund and Index 500 Fund approved the Current Agreement upon the establishment of each Fund in [                    ]. The initial sole shareholder of each of the Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund approved the Current Agreement upon the establishment of each Fund in [                    ].

The Funds operate in what is commonly referred to as a “manager of managers” structure pursuant to the terms of an order received by ICMI and the Company on April 11, 2000 from the SEC. This means that shareholders of each Fund have authorized ICMI, subject to the supervision and approval of the Board of Directors, to hire and terminate sub-advisers without shareholder approval. ICMI remains responsible for monitoring the performance of the Funds, as it recommends hiring or replacing sub-advisers to the Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. In addition to monitoring the performance of each sub-adviser, ICMI oversees each sub-adviser’s investment activities for compliance with the Fund’s investment policies and guidelines and adherence to its investment style.

In its capacity as a “manager of managers,” ICMI currently has hired sub-advisers to manage the assets of the High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, and International Equity Fund. ICMI presently employs one sub-adviser for each of the Funds (and may retain additional or replacement sub-advisers for each of the Funds in the future) to make the day-to-day investment decisions for the Funds and to continuously review, supervise and administer each Fund’s investment program.

Currently, ICMI directly manages the assets of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund, but it may hire sub-advisers to manage the assets of these Funds in the future without shareholder approval. For its services with respect to the Funds it manages directly and the Funds that are sub-advised subject to ICMI’s oversight, ICMI receives an advisory fee from each Fund. For the Funds that are sub-advised, ICMI pays each sub-adviser out of the advisory fee it receives from each Fund.

Reasons for the Proposal

ICMI has conducted a comprehensive review of the fee and expense structure of each of the Company’s Funds, including the advisory fee rates currently payable under the Current Agreement to ICMI for the investment advisory services that ICMI provides on behalf of each Fund. In performing this review, ICMI compared its advisory fees and the services it provides to each Fund under the Current Agreement to the fees charged and services rendered by ICMI’s peers to other funds with similar objectives and strategies (“Comparable Funds”). ICMI also considered the cost of providing the current level of advisory services to each of the Company’s Funds.

Using available industry data, ICMI concluded that the advisory fee rates of many of the Company’s Funds were not in line with those of relevant peer funds and appropriately correlated to the level of services provided to the Funds. ICMI concluded that the advisory fee rates payable by each of the Funds under the Current Agreement were, in all but one instance, less than, and in some cases significantly less than, the average fee rate paid to managers providing a similar level of advisory services to Comparable Funds. In the one instance, the International Equity Fund’s current advisory fee rate was equal to the average fee rate paid. ICMI also determined that while the current advisory fee rates bore a reasonable relationship to the cost of providing advisory services at the time the current advisory fee rates were adopted, evolving investment practices, and the current state of the market warrant increased advisory fee rates.

In addition to better aligning its fees with those of its competitors and the current cost of providing advisory services, ICMI believes the proposed addition or revision of asset breakpoints to each Fund’s advisory fee rate schedule also will enable ICMI to share the benefits of a Fund achieving economies of scale with the Fund’s shareholders and variable contract owners as Fund assets grow.

Matters Considered by the Board in its Approval of the Proposal

At a meeting held on November 13, 2013 (the “Board Meeting”), the Board, including the Independent Directors, considered and unanimously approved, subject to shareholder approval, an amendment to the Current Agreement that provides for a modified advisory fee rate schedule for the Money Market Fund, Quality Bond Fund, and Large Growth Stock Fund that includes additional breakpoints, and the introduction of a new advisory fee rate schedule for each of the Limited Maturity Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, International Equity Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (the “Amended Agreement”).

In considering whether to approve the Amended Agreement, the Board considered and discussed a substantial amount of information and analysis provided by ICMI. ICMI explained the specific reasons for its recommendation. ICMI also explained that the proposal would require the approval of each Fund’s shareholders, which would necessitate the preparation and delivery of a proxy statement, a proxy solicitation and a special shareholders’ meeting. ICMI informed the Board of its intent to bear its proportionate shares of the expenses associated with these activities. The Board also considered detailed information regarding fees and expenses of other Comparable Funds. The Board had the opportunity to request additional information in connection with its considerations and to discuss this information with ICMI personnel, including representatives from the legal, compliance and finance departments, and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the Proposal. The Board also was advised of its legal responsibilities and obligations by Fund counsel.

During the Board Meeting, the Board, including the Independent Directors, relied, in part, on information presented by ICMI and its affiliates in support of the May 2013 annual renewal of the Current Agreement in its consideration of the approval of the Amended Agreement. In connection with its evaluation of the Current Agreement and Amended Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by ICMI to the Funds and the resources of ICMI and its affiliates dedicated to the support of the Funds. In this regard, the Directors evaluated, among other things, ICMI’s personnel, experience, track record and compliance program. The Directors found the level of ICMI’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI to the Funds and the resources of ICMI and its affiliates dedicated to the Funds supported the approval of the Amended Agreement.

Fund Performance. The Board considered each Fund’s performance in determining whether to approve the Amended Agreement. Specifically, the Directors considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Directors considered the composition of each peer group and selection criteria. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for the Funds. The Directors found Fund performance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported the approval of the Amended Agreement.

Fund Expenses. With respect to the Funds’ expenses, the Directors considered that the effect of the proposed modifications to the Funds’ advisory fee rate schedules would be to increase the amount of the advisory fees payable by the Funds to ICMI for the advisory services it provides to the Funds. The Directors were provided with and carefully considered the Funds’ current net operating expense ratios and projected net operating expenses assuming the approval of the Amended Agreement, both in comparison to those of other Comparable Funds. The Directors also considered information about average expense ratios of Comparable Funds. The Directors further considered the fact that the comparative advisory fee analysis showed that the proposed advisory fee rate payable by each Fund based on the Fund’s current net assets would be less than or equal to the average fee rates paid to managers that provide similar services to Comparable Funds. Following evaluation, the Board concluded that, within the context of its full deliberations, the proposed advisory fee schedules of the Funds are reasonable and supported the approval of the Amended Agreement.

Profitability. With regard to profitability, the Directors were presented with information about the proposal’s effect, if approved, on ICMI’s profitability in connection with its management of the Funds. The Directors considered all compensation flowing to ICMI and its affiliates, directly and indirectly. The Directors also considered whether these varied levels of compensation and profitability under the Amended Agreement and other service agreements were reasonable and justified in light of the quality of all services to be rendered to the Funds by ICMI and its affiliates. The Directors found that expected profitability under the Amended Agreement was reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the expected profitability of ICMI is reasonable and supported approval of the Amended Agreement.

Economies of Scale. The Directors considered that the purpose, in part, of the Amended Agreement would be to implement advisory fee rate breakpoints for Funds that currently are subject to a single set advisory fee rate and to revise the advisory fee rate schedules for those Funds that are currently subject to breakpoints to add additional breakpoints. The Directors were provided with and considered information about the hypothetical future asset growth of each Fund in light of the proposed advisory fee rate breakpoints. The Directors concluded that the proposed modifications to the Funds’ advisory fee rate schedules would promote the sharing of any economies of scale realized by the Funds as Fund assets grow. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds currently obtain reasonable benefits from economies of scale and that the Amended Agreement would facilitate the Funds’ ability to benefit from further economies of scale realized in the future.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Amended Agreement. The Board concluded, in the exercise of its reasonable judgment that the proposed advisory fee rate schedules are fair and reasonable in relation to the services provided to each Fund and that approval of the Amended Agreement would be in the best interests of each Fund and its shareholders.

If the Proposal is approved by shareholders, it is anticipated that the Amended Agreement will take effect on May  1, 2014.

Proposed Adjustment to Advisory Fees

ICMI has proposed, and the Board has approved, subject to shareholder approval, the Amended Agreement, which provides for the modification of each Fund’s advisory fee rate schedule by introducing new or revising existing breakpoint fee rates. The advisory fee rates for the Funds under the Current Agreement and the Funds’ proposed advisory fee rate schedules under the Amended Agreement are set forth in the table below.

Fund	Assets Under Management as of 11/29/13	Advisory Fee Rate (as a percentage of average daily net assets of the Fund)
		Under Current Agreement	Under Amended Agreement
Money Market Fund	$127,927,049	0.20% of the first $100 million; 0.15% over $100 million	0.33% of the first $200 million; 0.31% of the next $150 million; 0.29% of the next $150 million; 0.27% over $500 million.
Limited Maturity Bond Fund	$220,099,423	0.30%	0.46% of the first $200 million; 0.44% of the next $150 million; 0.42% of the next $150 million; 0.40% over $500 million.
Quality Bond Fund	$557,318,317	0.35% of the first $100 million; 0.30% over $100 million	0.46% of the first $200 million; 0.44% of the next $150 million; 0.42% of the next $150 million; 0.40% over $500 million.
High Yield Bond Fund	$187,180,447	0.50%	0.56% of the first $250 million; 0.53% over $250 million.
Flexibly Managed Fund	$2,631,458,206	0.60%	0.72% of the first $500 million; 0.70% of the next $2 billion; 0.68% of the next $1.5 billion; 0.65% of the next $1 billion; 0.62% over $5 billion.
Large Growth Stock Fund	$257,684,903	0.65% of the first $100 million; 0.60% over $100 million	0.72% of the first $250 million; 0.68% of the next $250 million; 0.65% over $500 million.
Large Cap Value Fund	$214,663,890	0.60%	0.67% of the first $150 million; 0.65% over $150 million.
Large Core Value Fund	$184,111,839	0.60%	0.67% of the first $150 million; 0.65% of the next $250 million; 0.60% over $400 million.
Index 500 Fund	$396,686,245	0.07%	0.14% of the first $150 million; 0.13% of the next $150 million; 0.12% over $300 million.
International Equity Fund	$368,235,245	0.85%	0.86% of the first $227 million; 0.84% of the next $227 million; 0.82% over $454 million.
Aggressive Allocation Fund	$55,009,767	0.10%	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.
Moderately Aggressive Allocation Fund	$226,638,938	0.10%	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.
Moderate Allocation Fund	$347,867,108	0.10%	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.
Moderately Conservative Allocation Fund	$110,909,225	0.10%	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.

Fund	Assets Under Management as of 11/29/13	Advisory Fee Rate (as a percentage of average daily net assets of the Fund)
		Under Current Agreement	Under Amended Agreement
Conservative Allocation Fund	$68,235,130	0.10%	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.

The proposed advisory fee rate adjustments, if approved, will result in an increase in the dollar amount of advisory fees paid by each Fund as compared to the current fee rates, except for the International Equity Fund. The proposed advisory fee rate modifications to the International Equity Fund’s advisory fee would not result in an increase in the dollar amount of advisory fees currently paid by the Fund to ICMI as compared to the current fee rate. However, if the Fund’s assets under management declined to less than $227 million, the Fund would pay more in advisory fees as compared to the Current Agreement.

Description of the Current and Amended Agreements

The Current and Amended Agreements are identical except for the differences in the date of execution, date of effectiveness, and the fee rates payable by each Fund to ICMI, as described above. The Current Agreement is included as Appendix C to this Proxy Statement. A form of the proposed Amendment to the Investment Advisory Agreement is included as Appendix D to this Proxy Statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Appendix C and Appendix D.

Duties under the Current and Amended Agreements. Under both the Current and Amended Agreements, subject to the control of the Directors, and at its own expense, ICMI is authorized to manage the investment and reinvestment of the assets of the Funds or to hire one or more sub-advisers to carry out the investment program of the Funds. ICMI continuously reviews, supervises and administers the investment program of the Funds.

Duration and Termination. Like the Current Agreement, the Amended Agreement will continue for annual terms for the same period as it has historically with respect to each Fund, so long as such continuance is specifically approved at least annually: (i) by the vote of a majority of those Directors of the Company who are not parties to the Amended Agreement or “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors or by vote of a majority of the outstanding voting securities of the Fund.

Also like the Current Agreement, the Amended Agreement, with respect to each Fund, would terminate automatically upon its assignment. Additionally, like the Current Agreement, the Amended Agreement, with respect to each Fund, is terminable (i) at any time without penalty upon sixty (60) days’ prior written notice from the Company to ICMI or upon ninety (90) days’ prior written notice from ICMI to the Company.

Limitation on Liability. Like the Current Agreement, the Amended Agreement provides that ICMI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Amended Agreement relates, except an error, mistake or loss resulting from willful misfeasance, bad faith or negligence or misconduct in the performance of its duties of behalf of the Company or constituting or resulting from a failure to comply with any term of the Amended Agreement.

Compensation. As described in the preceding section, the advisory fee for each Fund under the Current Agreement has been adjusted under the Amended Agreement. Under the Amended Agreement, each Fund is subject to breakpoints at various asset levels as set forth in the “Proposed Adjustment to Advisory Fees” table above.

The table below shows, for the fiscal year ended December 31, 2012, the dollar amount of advisory fees paid by each Fund to ICMI under the Current Agreement, the dollar amount of advisory fees that would have been paid by each Fund to ICMI had the Amended Agreement been in effect during that fiscal year, and the percentage difference:

Fund	Aggregate Advisory Fee ICMI Received During the Fiscal Year Ended December 31, 2012 under Current Agreement	Aggregate Advisory Fee ICMI Would Have Received Under Amended Agreement	Percentage Difference
Money Market Fund*	$262,764	$468,082	78.14%
Limited Maturity Bond Fund	$564,261	$865,153	53.32%
Quality Bond Fund	$1,617,738	$2,299,640	42.15%
High Yield Bond Fund	$807,104	$903,956	12.00%
Flexibly Managed Fund	$11,129,029	$13,083,867	17.57%
Large Growth Stock Fund	$1,253,129	$1,443,755	15.21%
Large Cap Value Fund	$1,015,887	$1,130,544	11.29%
Large Core Value Fund	$920,972	$1,027,576	11.58%
Index 500 Fund	$205,372	$396,161	92.90%
International Equity Fund	$2,861,511	$2,873,246	0.41%
Aggressive Allocation Fund	$34,767	$41,720	20.00%
Moderately Aggressive Allocation Fund	$156,732	$188,078	20.00%
Moderate Allocation Fund	$259,425	$305,368	17.71%
Moderately Conservative Allocation Fund	$94,953	$113,944	20.00%
Conservative Allocation Fund	$67,667	$81,214	20.02%

*	For the fiscal year ended December 31, 2012, ICMI and Penn Mutual voluntarily waived and/or reimbursed and continue to waive and/or reimburse expenses of the Money Market Fund to the extent necessary to maintain a minimum net distribution yield for the Fund. For more information about the Money Market Fund’s voluntary fee waiver arrangement and fee waivers related to other of the Funds, please see “Contractual and Voluntary Fee Waivers.”

Information About Fund Fees and Expenses

For each Fund, two types of tables are set forth below: a fee table and an expense example. These tables will help you understand the effect of the Proposal on each Fund’s total annual operating expenses. The fee table compares each Fund’s expenses for the fiscal year ended December 31, 2012 to the Fund’s pro forma expenses, assuming the Proposal had been approved by the Fund’s shareholders at the beginning of that fiscal year. The information in the fee tables and the expense examples does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

The expense examples show the cost of investing in the Funds. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that you earn a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Money Market Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.18%	0.33%
Distribution (12b-1) Fees	None	None
Other Expenses	0.31%	0.31%

Total Annual Fund Operating Expenses	0.49%	0.64%

Example

	1 Year	3 Years	5 Years	10 Years
Money Market Fund (Current Expenses)	$50	$157	$274	$616
Money Market Fund (Pro Forma Expenses)	$65	$205	$357	$798

Limited Maturity Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.30%	0.46%
Distribution (12b-1) Fees	None	None
Other Expenses	0.27%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.58%	0.74%

Example

	1 Year	3 Years	5 Years	10 Years
Limited Maturity Bond Fund (Current Expenses)	$59	$186	$324	$726
Limited Maturity Bond Fund (Pro Forma Expenses)	$76	$237	$411	$918

Quality Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.31%	0.44%
Distribution (12b-1) Fees	None	None
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Fund Operating Expenses	0.58%	0.71%

Example

	1 Year	3 Years	5 Years	10 Years
Quality Bond Fund (Current Expenses)	$59	$186	$324	$726
Quality Bond Fund (Pro Forma Expenses)	$73	$227	$395	$883

High Yield Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.50%	0.56%
Distribution (12b-1) Fees	None	None
Other Expenses	0.32%	0.32%

Total Annual Fund Operating Expenses	0.82%	0.88%

Example

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund (Current Expenses)	$84	$262	$455	$1,014
High Yield Bond Fund (Pro Forma Expenses)	$90	$281	$488	$1,084

Flexibly Managed Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.60%	0.70%
Distribution (12b-1) Fees	None	None
Other Expenses	0.24%	0.24%

Total Annual Fund Operating Expenses	0.84%	0.94%

Example

	1 Year	3 Years	5 Years	10 Years
Flexibly Managed Fund (Current Expenses)	$86	$268	$466	$1,037
Flexibly Managed Fund (Pro Forma Expenses)	$96	$300	$520	$1,155

Large Growth Stock Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.63%	0.71%
Distribution (12b-1) Fees	None	None
Other Expenses	0.28%	0.28%

Total Annual Fund Operating Expenses	0.91%	0.99%

Example

	1 Year	3 Years	5 Years	10 Years
Large Growth Stock Fund (Current Expenses)	$93	$290	$504	$1,120
Large Growth Stock Fund (Pro Forma Expenses)	$101	$315	$547	$1,213

Large Cap Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.60%	0.66%
Distribution (12b-1) Fees	None	None
Other Expenses	0.28%	0.28%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	0.89%	0.95%

Example

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund (Current Expenses)	$91	$284	$493	$1,096
Large Cap Value Fund (Pro Forma Expenses)	$97	$303	$525	$1,166

Large Core Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.60%	0.66%
Distribution (12b-1) Fees	None	None
Other Expenses	0.28%	0.28%

Total Annual Fund Operating Expenses	0.88%	0.94%

Example

	1 Year	3 Years	5 Years	10 Years
Large Core Value Fund (Current Expenses)	$90	$281	$488	$1,084
Large Core Value Fund (Pro Forma Expenses)	$96	$300	$520	$1,155

Index 500 Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.07%	0.13%
Distribution (12b-1) Fees	None	None
Other Expenses	0.27%	0.27%

Total Annual Fund Operating Expenses	0.34%	0.40%

Example

	1 Year	3 Years	5 Years	10 Years
Index 500 Fund (Current Expenses)	$35	$109	$191	$431
Index 500 Fund (Pro Forma Expenses)	$41	$128	$224	$505

International Equity Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.85%	0.85%
Distribution (12b-1) Fees	None	None
Other Expenses	0.32%	0.32%

Total Annual Fund Operating Expenses	1.17%	1.17%

Example

	1 Year	3 Years	5 Years	10 Years
International Equity Fund (Current Expenses)	$119	$372	$644	$1,420
International Equity Fund (Pro Forma Expenses)	$119	$372	$644	$1,420

Aggressive Allocation Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.10%	0.12%
Distribution (12b-1) Fees	None	None
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.94%	0.94%

Total Annual Fund Operating Expenses	1.29%	1.31%

Less Fee Waivers*	-0.02%	-0.04%

Total Annual Fund Operating Expenses After Fee Waivers	1.27%	1.27%

*	Penn Mutual and ICMI have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). ICMI and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement may only be terminated with the approval of the Company’s Board of Directors.

Example

	1 Year	3 Years	5 Years	10 Years
Aggressive Allocation Fund (Current Expenses)	$129	$403	$697	$1,534
Aggressive Allocation Fund (Pro Forma Expenses)	$129	$403	$697	$1,534

Moderately Aggressive Allocation Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.10%	0.12%
Distribution (12b-1) Fees	None	None
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.87%	0.87%

Total Annual Fund Operating Expenses	1.19%	1.21%

Less Fee Waivers*		-0.01%

Total Annual Fund Operating Expenses After Fee Waivers	1.19%	1.20%

*	Penn Mutual and ICMI have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). ICMI and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement may only be terminated with the approval of the Company’s Board of Directors.

Example

	1 Year	3 Years	5 Years	10 Years
Moderately Aggressive Allocation Fund (Current Expenses)	$121	$378	$654	$1,443
Moderately Aggressive Allocation Fund (Pro Forma Expenses)	$123	$384	$665	$1,466

Moderate Allocation Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.10%	0.12%
Distribution (12b-1) Fees	None	None
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.79%	0.79%

Total Annual Fund Operating Expenses	1.10%	1.12%

Example

	1 Year	3 Years	5 Years	10 Years
Moderate Allocation Fund (Current Expenses)	$112	$350	$606	$1,340
Moderate Allocation Fund (Pro Forma Expenses)	$114	$356	$617	$1,363

Moderately Conservative Allocation Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.10%	0.12%
Distribution (12b-1) Fees	None	None
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.69%	0.69%

Total Annual Fund Operating Expenses	1.01%	1.03%

Plus Recouped Fees/Less Fee Waivers*	0.01%	-0.01%

Total Annual Fund Operating Expenses Plus Recouped Fees/After Fee Waivers	1.02%	1.02%

*	Penn Mutual and ICMI have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). ICMI and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement may only be terminated with the approval of the Company’s Board of Directors. The “Plus Recouped Fees” amount represents the Fund’s reimbursement of the Adviser and/or Penn Mutual for previously waived fees and/or reduced expenses.

Example

	1 Year	3 Years	5 Years	10 Years
Moderately Conservative Allocation Fund (Current Expenses)	$104	$325	$563	$1,248
Moderately Conservative Allocation Fund (Pro Forma Expenses)	$104	$325	$563	$1,248

Conservative Allocation Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.10%	0.12%
Distribution (12b-1) Fees	None	None
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses	0.60%	0.60%

Total Annual Fund Operating Expenses	0.93%	0.95%

Less Fee Waivers*		-0.02%
Total Annual Fund Operating Expenses After Fee Waivers	0.93%	0.93%

*	Penn Mutual and ICMI have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business). ICMI and/or Penn Mutual is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the preceding three fiscal years if on any day or month the estimated annualized fund operating expenses are less than the expense limit. This agreement may only be terminated with the approval of the Company’s Board of Directors.

Example

	1 Year	3 Years	5 Years	10 Years
Conservative Allocation Fund (Current Expenses)	$95	$296	$515	$1,143
Conservative Allocation Fund (Pro Forma Expenses)	$95	$296	$515	$1,143

Contractual and Voluntary Fee Waivers

In addition to the contractual fee waivers that are currently relied upon by the Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund, Penn Mutual and ICMI also have contractually agreed to maintain the expenses of each of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, International Equity Fund, and Moderate Allocation Fund at certain levels as disclosed in the Funds’ registration statement. However, because each of the Fund’s Total

Annual Fund Operating Expenses is currently less than the contractual expense limit, it is not necessary for ICMI and Penn Mutual to waive and/or reimburse expenses of the Funds pursuant to their respective contractual expense limits. Each of the Fund’s contractual expense limits are subject to the same terms as described in the footnotes to the tables above.

Currently, Penn Mutual is prepared to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund’s total expenses do not exceed 0.65% and the Index 500 Fund’s total expenses do not exceed 0.35%. ICMI and Penn Mutual also voluntarily waive and/or reimburse expenses of the Money Market Fund to the extent necessary to maintain the Money Market Fund’s net yield at a certain level as determined by Penn Mutual and ICMI. ICMI and Penn Mutual may recapture from the Money Market Fund any of the expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse ICMI or Penn Mutual for previously waived or reimbursed fees and expenses. Penn Mutual may change or eliminate one or more of these voluntary waivers at any time.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF PROPOSALS 2A THROUGH 2O.

Proposal 3: Approval of reclassification of the quality bond fund’s fundamental policy on warrants as a non-fundamental policy

Shareholders of the Quality Bond Fund are being asked to approve the reclassification of the Quality Bond Fund’s fundamental policy relating to its investment in warrants as a non-fundamental policy. The Quality Bond Fund’s current fundamental policy and the Fund’s proposed non-fundamental policy are set forth below.

Current Fundamental Policy	Proposed Non-Fundamental Policy
Warrants. The Fund may not purchase a security if, as a result, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.	Warrants. The Fund may not purchase a security if, as a result, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.

The Quality Bond Fund operates in accordance with the investment objective, policies and restrictions described in its prospectus and statement of additional information. The Quality Bond Fund generally classifies its policies as either “fundamental” or “non-fundamental.” A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of the Board of Directors. The 1940 Act requires a fund to classify only certain policies as fundamental. With this Proposal, the Quality Bond Fund seeks to modernize and simplify its fundamental policies by reclassifying a policy that the 1940 Act does not require to be fundamental as a non-fundamental policy.

Periodically, ICMI reviews the Company’s fundamental and non-fundamental policies to ensure they remain appropriate for the Funds in light of current market environments and evolving investment practices. As a result of a recent review and for the reasons discussed below, ICMI determined it would be in the best interests of the Quality Bond Fund and its shareholders to reclassify the Fund’s fundamental policy on warrants as a non-fundamental policy. Foremost, the 1940 Act does not require the Quality Bond Fund to have a fundamental policy concerning investments in warrants and thus, retaining the policy as a fundamental policy is unnecessarily restrictive. In addition, reclassifying the Quality Bond Fund’s fundamental policy on warrants would provide ICMI with greater flexibility in the future to respond to evolving investment practices and market environments in its management of the Fund subject to the supervision of the Board of Directors and other legal requirements. The reclassification will also create greater uniformity of fundamental policies across the Funds. Therefore, ICMI recommended to the Board of Directors, and the Board of Directors approved, the reclassification of the Quality Bond Fund’s fundamental policy relating to its investment in warrants as a non-fundamental policy. If shareholders approve the reclassification, the policy’s language would be modified to eliminate the reference to the American Stock Exchange.

If approved by shareholders, the proposed reclassification of the Quality Bond Fund’s fundamental policy on warrants, the policy would become a non-fundamental policy of the Fund and continue to limit the Fund’s investments in warrants. In addition, the Quality Bond Fund’s investments in warrants, if any, would continue to be subject to the Fund’s investment criteria and other policies. As a result, the proposed reclassification, if approved, is not expected to affect the day-to-day management of the Quality Bond Fund.

Once converted to a non-fundamental policy, the Board of Directors may modify or eliminate the Quality Bond Fund’s policy on warrants in the future without shareholder approval if it believed such changes were in the best interests of the Fund and its shareholders. If the Board of Directors decides in the future to modify or eliminate the Quality Bond Fund’s reclassified non-fundamental policy, the change would be disclosed in the Fund’s prospectus or statement of additional information, if required.

The Board of Directors believes the proposed change is in the best interests of the Quality Bond Fund and its shareholders and therefore, recommends that shareholders approve the reclassification of the Fund’s current fundamental policy regarding its investments in warrants as a non-fundamental policy. If the Proposal is not approved by a vote of shareholders, the current policy as applied to the Quality Bond Fund will remain unchanged.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL 3.

ADDITIONAL INFORMATION

Information About the Officers of the Company

The chart below provides basic information about the Company’s officers. The mailing address for each officer is Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania, 19044.

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Peter M. Sherman (1952)	President	One year; served since 2000.	Executive Vice President and Chief Investment Officer (1996—Present), The Penn Mutual Life Insurance Company (1996—Present).

Keith Huckerby (1971)	Vice President	One year; served since 2012.	Vice President, Independence Capital Management, Inc. (2007—Present); Assistant Vice President, The Penn Mutual Life Insurance Company (2009—Present).

Franklin L. Best, Jr. (1945)	Secretary	One year; served since 2012.	Vice President and General Counsel, Insurance Operations & Corporate Secretary (2011—Present), Managing Corporate Counsel and Secretary, The Penn Mutual Life Insurance Company (2004—2011).

Rodney L. Ruehle (1968)	Chief Compliance Officer	One year; served since 2012.	Director, Beacon Hill Fund Services, Inc. (2008—Present); Director, CCO Services Group, Citi Fund Services, Inc. (12 years).

Robert DellaCroce (1963)	Treasurer	One year; served since 2009.	Assistant Vice President, The Penn Mutual Life Insurance Company (2009—Present); Unit Leader, SEI Investments Operations (15 years).

John Heiple (1973)	Assistant Treasurer	One year; served since 2004.	Manager, Variable Products Financial Reporting, The Penn Mutual Life Insurance Company (2003—Present).

Patricia M. Chiarlanza (1965)	Assistant Treasurer	One year; served since 2001.	Assistant Treasurer, The Penn Mutual Life Insurance Company (2001—Present).

James G. Murray (1953)	Tax Director	One year; served since 2012.	Tax Director, The Penn Mutual Life Insurance Company (1998—Present).

Director and Executive Officer Fund Ownership

As of December 31, 2012, the Company’s Directors and executive officers, as a group, owned less than one percent (1%) of the outstanding shares of each Fund.

Investment Adviser

Independence Capital Management, Inc. serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual. ICMI was organized in June 1989 and its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 2012, ICMI serves as investment adviser for about $6.2 billion of investment assets.

Administrative and Corporate Services Agent

Penn Mutual is the administrative and corporate services agent for the Company. Penn Mutual is a Pennsylvania mutual life insurance company located at 600 Dresher Road, Horsham, Pennsylvania 19044. Under an administrative and corporate services agreement, Penn Mutual administers the Company’s corporate affairs, subject to the supervision of the Board and, in connection therewith, furnishes the Company with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides ordinary bookkeeping services and general administrative services required in the conduct of its investment business. Penn Mutual also performs various shareholder service functions, including: maintaining accounts; processing purchase, exchange, redemption, and systematic allocation requests; processing disbursements related to loans, withdrawals, surrenders, or claims; forwarding shareholder communications from the Funds; providing recordkeeping services; and maintaining toll free telephone lines.

Principal Holders of Securities

The outstanding shares of each of the Funds are primarily owned by Penn Mutual and PIA and held in their separate accounts pursuant to variable contracts. Each of the Funds of Funds also owns shares of certain of the Funds. On August 31, 2013, the outstanding shares of the Funds were owned as follows:*

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by PIA and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by other Penn Series Funds
Money Market Fund	20%	66%	1%	13%
Limited Maturity Bond Fund	6%	48%	0%	46%
Quality Bond Fund	7%	59%	0%	34%
High Yield Bond Fund	12%	71%	1%	16%
Flexibly Managed Fund	10%	87%	1%	2%
Balanced Fund	28%	70%	2%	0%
Large Growth Stock Fund	15%	77%	1%	7%
Large Cap Growth Fund	13%	45%	0%	42%
Large Core Growth Fund	45%	49%	4%	2%
Large Cap Value Fund	21%	52%	2%	25%
Large Core Value Fund	19%	66%	2%	13%
Index 500 Fund	20%	56%	1%	23%

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by PIA and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by other Penn Series Funds
Mid Cap Growth Fund	22%	69%	1%	8%
Mid Cap Value Fund	20%	63%	1%	16%
Mid Core Value Fund	12%	62%	0%	26%
SMID Cap Growth Fund	4%	54%	0%	42%
SMID Cap Value Fund	5%	57%	0%	38%
Small Cap Growth Fund	30%	61%	1%	8%
Small Cap Value Fund	23%	69%	1%	7%
Small Cap Index Fund	2%	69%	0%	29%
Developed International Index Fund	2%	47%	0%	51%
International Equity Fund	17%	63%	1%	19%
Emerging Markets Equity Fund	14%	70%	0%	16%
Real Estate Securities Fund	13%	72%	0%	15%
Aggressive Allocation Fund	5%	95%	0%	0%
Moderately Aggressive Allocation Fund	4%	96%	0%	0%
Moderate Allocation Fund	3%	97%	0%	0%
Moderately Conservative Allocation Fund	3%	97%	0%	0%
Conservative Allocation Fund	3%	97%	0%	0%

*	Unaudited

The Company has delegated to ICMI the authority to vote proxies for the securities held in the Funds’ portfolios. Accordingly, ICMI will have voting power with respect to shares of a Fund that are held by another Penn Series Fund, such as those held by the Funds of Funds. ICMI has advised the Company that it will vote the shares of each Fund held by another Penn Series Fund in the same proportion as the vote of all other shareholders of such Fund.

Information Concerning Independent Accountant

The Company’s independent accountant is KPMG LLP (“KPMG”). KPMG conducts an annual audit of the Company’s financial statements, assists in the preparation of the Company’s federal and state income tax returns and the Company’s filings with the SEC, and consults with the Company as to matters of accounting and federal and state income taxation. Representatives of KPMG are not expected to be present at the Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their participation in the Meeting.

Audit Fees

The aggregate fees billed by KPMG for professional services rendered by KPMG for the audit of the Company’s annual financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for the last two fiscal years ended December 31, 2011 and 2012 were $398,000 and $450,000, respectively.

Audit-Related Fees

There were no fees billed by KPMG in each of the last two fiscal years for assurance and other services by KPMG that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above. With respect to engagements that related directly to the operations or financial reporting of the Company, there were no fees billed by KPMG for audit-related services to ICMI or any entity controlling, controlled by or under common control with ICMI that provides ongoing services to the Company (together referred to herein as “Affiliated Service Providers”) for each of the last two fiscal years.

Tax Fees

There were no fees billed by KPMG in each of the last two fiscal years for tax compliance, tax advice and tax planning (together, “Tax-Related Services”). With respect to engagements that related directly to the operations or financial reporting of the Company, there were no fees billed by KPMG for Tax-Related Services to ICMI or the Affiliated Service Providers for each of the last two fiscal years.

All Other Fees

KPMG did not bill the Company for products and services in each of the last two fiscal years, other than for the services reported above under “Audit Fees.” With respect to engagements that related directly to the operations or financial reporting of the Company, KPMG did not bill ICMI or the Affiliated Service Providers for products and services in each of the last two fiscal years.

Aggregate Non-Audit Fees

There were no non-audit fees billed in each of the last two fiscal years by KPMG for services rendered to the Company, ICMI and the Affiliated Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Company and certain other services provided to ICMI and the Affiliated Service Providers in accordance with Rule 2-01(c)(7) of Regulation S-X. Pursuant to the policies and procedures, the Audit Committee has delegated its authority of pre-approval to the Chairperson of the Audit Committee, and the Chairperson may pre-approve audit and non-audit services on behalf of the Audit Committee and is responsible for reporting any pre-approvals at the next scheduled Audit Committee meeting following the pre-approval of any such services. The pre-approval requirement for non-audit services for the Company, ICMI and the Affiliated Service Providers may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Company’s independent registered public accounting firm by the Company, ICMI and the Affiliated Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

Board Consideration of Non-Audit Services

The Audit Committee has considered whether KPMG’s provision of non-audit services that were rendered to ICMI and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Proxy Expenses

In addition to the solicitation of voting instructions by mail, solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Company, ICMI, Penn Mutual, PIA and Boston Financial Data Services, a proxy solicitation firm engaged by the Company and ICMI to assist with the solicitation. The Company and ICMI expect to pay Boston Financial Data Services approximately $70,000, plus out of pocket expenses, for example, postage, in connection with the solicitation.

The expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs will be principally allocated to the Company. However, ICMI has agreed to bear its proportionate share of the expenses of the proxy. In addition, the Company and ICMI will reimburse Penn Mutual and PIA for expenses incurred in forwarding materials to their Affected Contract Owners. Estimated total expenses related to conducting this proxy will be approximately $200,000 although the actual costs may be higher. The payment of such expenses will be considered an extraordinary fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for a Fund.

Submission of Shareholder Proposals

The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the attention of the Company’s Secretary, Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania 19044 within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Company does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Delivery to Shareholders Sharing an Address

Multiple shareholders sharing an address may receive one Proxy Statement unless the Company has received contrary instructions from one or more of such shareholders. Upon written or oral request, the Company will deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered. Shareholders sharing an address may request a separate copy of this Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Company at Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania 19044 or by calling 1-800-523-0650.

General

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Company at Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania, 19044. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the Company’s proxy card.

AFFECTED CONTRACT OWNERS ARE URGED TO COMPLETE, SIGN AND DATE THE

ENCLOSED VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY.

AFFECTED CONTRACT OWNERS ARE ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE

OR THROUGH THE INTERNET.

APPENDIX A

NET ASSETS AND OUTSTANDING SHARES AS OF THE RECORD DATE

The following table sets forth the net assets and approximate number of shares issued and outstanding for each Fund of the Company as of the close of business on the Record Date.

Fund	Net Assets ($)	Shares Outstanding
Money Market Fund	127,927,049	127,927,048.810
Limited Maturity Bond Fund	220,099,423	19,139,080.275
Quality Bond Fund	557,318,317	43,404,853.372
High Yield Bond Fund	187,180,447	17,477,165.959
Flexibly Managed Fund	2,631,458,206	75,055,852.995
Balanced Fund	78,108,309	5,375,657.911
Large Growth Stock Fund	257,684,903	10,634,952.679
Large Cap Growth Fund	55,181,830	4,836,269.029
Large Core Growth Fund	126,686,754	8,779,400.804
Large Cap Value Fund	214,663,890	10,611,166.074
Large Core Value Fund	184,111,839	14,043,618.506
Index 500 Fund	396,686,245	28,808,006.189
Mid Cap Growth Fund	118,238,729	8,937,167.734
Mid Cap Value Fund	169,349,831	9,325,431.199
Mid Core Value Fund	71,135,950	4,732,930.776
SMID Cap Growth Fund	62,246,185	3,265,801.922
SMID Cap Value Fund	61,247,673	3,289,348.708
Small Cap Growth Fund	88,241,867	3,460,465.382
Small Cap Value Fund	235,096,553	9,183,459.094
Small Cap Index Fund	64,130,997	3,872,644.755
Developed International Index Fund	100,680,437	8,320,697.249
International Equity Fund	368,235,245	16,395,157.826
Emerging Markets Equity Fund	163,377,647	14,145,250.835
Real Estate Securities Fund	111,402,190	8,107,874.105
Aggressive Allocation Fund	55,009,767	3,954,692.076
Moderately Aggressive Allocation Fund	226,638,938	15,555,177.632
Moderate Allocation Fund	347,867,108	25,729,815.663
Moderately Conservative Allocation Fund	110,909,225	8,604,284.340
Conservative Allocation Fund	68,235,130	5,579,323.804

TOTAL	7,459,150,684	518,552,595.703

A-1

APPENDIX B

PENN SERIES FUNDS, INC.

Nominating Committee Charter

I.	THE COMMITTEE.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors (the “Board”) of Penn Series Funds, Inc. (the “Company”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Board shall select one member of the Committee to act as chairman of the Committee. The Committee shall be comprised entirely of “Independent Directors.” For purposes of this Charter, Independent Directors shall mean members of the Board who are not interested persons of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	BOARD NOMINATIONS AND FUNCTIONS.

1. The Committee shall select and nominate all persons to serve as Independent Directors. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Company. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate and report to the Board concerning the qualifications of candidates to serve as “interested” Directors of the Company.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Company’s office. The Committee’s procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Exhibit A.

III.	COMMITTEE NOMINATIONS AND FUNCTIONS.

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee has the authority to make recommendations to the full Board regarding the adoption and administration of any policy for retirement from Board membership.

3. The Committee shall periodically review and make recommendations about any appropriate changes to Director compensation to the full Board.

4. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.	OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet as deemed necessary by the Committee in open or executive sessions. The Committee may as it deems appropriate invite members of management, counsel, advisers and others to attend its meetings. The Committee shall have separate sessions with management and others, as and when it deems appropriate. Minutes of all meetings of the Committee shall be taken and copies of such minutes shall be furnished to the Board.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Funds or the Company.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Company’s by-laws. In the event of any inconsistency between this Charter and the Company’s organizational documents, the provisions of the Company’s organizational documents shall govern.

5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

Adopted: February 26, 2009

Exhibit A

Procedures for the Consideration of Candidates for the Board of Directors

I.	Identification of Candidates

In identifying potential nominees for the Board, the Committee may consider candidates recommended by any of the following sources:

(i) the current Directors of the Company;

(ii) the Company’s officers;

(iii) the investment adviser to the Company’s portfolios (each, a “Fund” and, collectively, the “Funds”);

(iv) the Funds’ shareholders (see below); and

(v) any other source the Committee deems to be appropriate.

The Committee will not consider self-nominated Candidates. The Committee may, but is not required to, retain a third party search firm at the Company’s expense to identify Candidates.

II.	Criteria for Consideration of Candidates

The Committee may take into account a wide variety of criteria in considering Candidates, including (but not limited to):

(i) the Candidate’s knowledge in matters relating to the investment company industry;

(ii) any experience possessed by the Candidate as a director or senior officer of other public companies;

(iii) the Candidate’s educational background;

(iv) the Candidate’s reputation for high ethical standards and personal and professional integrity;

(v) any specific financial, technical or other expertise possessed by the Candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi) the Candidate’s perceived ability to contribute to the ongoing functions of the Board, including the Candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds;

(vii) the Candidate’s ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; and

(viii) such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

It is the Committee’s policy that Directors normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by or otherwise associated with the Company’s investment adviser or its affiliates, although the Committee can grant exceptions to this policy based on its review of the particular Director’s facts and circumstances.

III.	Consideration of Candidates Recommended by Shareholders

Shareholder recommendations for nominations to fill vacancies on Board must be submitted in writing and addressed to the Committee at the Company’s office. The Committee will consider and evaluate Candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate Candidates recommended by other sources.

APPENDIX C

INVESTMENT ADVISORY AGREEMENT

Between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

INVESTMENT ADVISORY AGREEMENT, made as of May 1, 2000 by and between PENN SERIES FUNDS, INC. (“Penn Series”), a corporation organized and existing under the laws of the State of Maryland, and INDEPENDENCE CAPITAL MANAGEMENT, INC. (“Adviser”), a corporation organized and existing under the laws of the State of Pennsylvania.

WITNESSETH:

WHEREAS, Penn Series is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “Act”) and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

WHEREAS, Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, Penn Series desires Adviser to render investment advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth, and Adviser desires to render such services under such terms and conditions:

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Investment Advisory Services. Adviser shall serve as investment adviser and shall supervise and direct the investments of the investment funds of Penn Series set forth in Schedule A to this Agreement (individually a “Fund” and collectively the “Funds”), in accordance with the investment objectives, program and restrictions applicable to the Fund as provided in Penn Series’ Prospectus and Statement of Additional Information, as amended from time to time, and such other limitations as may be imposed by law or as Penn Series may impose with notice in writing to Adviser. No investment will be made by Adviser for a Fund if that investment would be in violation of the objectives, program, restrictions or limitations of the Fund. Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the “Custodian”). Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, Adviser, as agent and attorney-in-fact with respect to Penn Series, is authorized, in its discretion and without prior consultation with Penn Series, to:

(i)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

(ii)	place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Adviser may select, in conformance with the provisions of Paragraph 4 herein;

provided, however, that Adviser shall make no investment for a Fund that is in violation of the objectives, program, restrictions or limitations of the Fund.

2. Accounting and Related Services. Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to each Fund.

3. Investment Advisory Fees. For the services rendered to Penn Series under this Agreement, Penn Series will pay Adviser fees based on average daily net assets of each Fund at the rates set forth in Schedule B to this Agreement. Each fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. The Fund’s net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series’ Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business.

4. Expense Limitations. In the event expenses of certain Funds exceed the expense limitation set forth in Schedule C to this Agreement, Adviser agrees to waive its investment advisory fee or remit payments to such Funds in the manner and to the extent set forth in Schedule C.

5. Brokerage. In executing portfolio transactions and selecting brokers or dealers for a Fund, Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Adviser may take into account the research and related services that the broker has provided to Penn Series or the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time in the Penn Series’ Prospectus and Statement of Additional Information. In addition, Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Adviser shall regularly advise Penn Series’ Board of Directors as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be, given by Penn Series’ board.

6. Use of the Services of Others. Adviser may (at its cost except as contemplated in Section 5 of this Agreement) employ, retain or otherwise avail itself of a sub-adviser or sub-advisers to assist it in performing its duties and meeting its responsibilities under this Agreement, and may delegate to such sub-adviser or sub-advisers duties assumed by the Adviser under this Agreement. In addition, Adviser may (at its cost, except as contemplated in Section 5 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing itself or Penn Series, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series, or in the discharge of Adviser’s overall responsibilities with respect to the other accounts which it serves as investment adviser.

7. Personnel, Office Space, and Facilities. Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Adviser, requires in the performance of services under this Agreement.

8. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Adviser or any affiliate in performance of this Agreement are the property of Adviser and will not become the property of Penn Series.

9. Certain Personnel. Adviser agrees to permit individuals who are officers or employees of Adviser to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of Penn Series, without remuneration or other cost to Penn Series. Adviser shall pay all salaries, expenses, and fees of officers and/or directors of Penn Series who are affiliated with Adviser.

10. Reports to Penn Series and Cooperation with Accountants. Adviser, and any affiliated corporation of Adviser performing services for Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series, such information, reports, evaluations, analyses and opinions as Penn Series may, at any time or from time to time, reasonably request or as Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Adviser and its affiliates shall cooperate with Penn Series’ independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series’ annual report under the Act and annual amendment to Penn Series’ registration statement under the Act.

11. Reports to Adviser. Penn Series shall furnish or otherwise make available to Adviser such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series, as Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

12. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Adviser or any affiliated corporation of Adviser, or by any sub-adviser or affiliated corporation of a sub-adviser, on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Adviser or an affiliated corporation, or by any sub-adviser or affiliated corporation, for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted from time to time under the Act. Such records may be inspected by representatives of Penn Series at reasonable times, and, in the event of termination of this Agreement, will be promptly delivered to Penn Series.

13. Services to Other Clients. Nothing herein contained shall limit the freedom of Adviser or any affiliated person of Adviser to render investment supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Adviser is not obligated to initiate transactions for a Fund in any security which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for other clients.

14. Confidential Relationship. Information furnished by one party to another, including a party’s respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Penn Series, except after prior notification to and approval in writing by Penn Series, which approval shall not be unreasonably withheld, and may not be withheld where Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Penn Series.

15. Proxies. Subject to such direction and oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Adviser shall vote proxies solicited by or with respect to the issuers of securities held in the Funds.

16. Instructions, Opinion of Counsel and Signatures. At any time Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Adviser shall not be liable for any action taken or omitted by it or an affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series’ legal counsel. Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series.

17. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Adviser or any affiliate expressly by, or by fair implication of, the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Adviser or any affiliate, Penn Series assumes full responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with all applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, and any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

18. Limitation of Liability. Neither Adviser nor any of its affiliates, their officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Adviser), or Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian Transfer Agent, Accounting Services Agent, or other third party with which Company has a contractual arrangement, or of any broker, dealer, underwriter or issuer selected by Adviser with reasonable care.

19. Obligations of Penn Series and Adviser. It is expressly agreed that the obligations of Penn Series and Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized by the Board of Directors of Penn Series and signed by an authorized officer of Penn Series, acting as such, and shall bind Penn Series.

20. Indemnification by Penn Series. Penn Series will indemnify and hold Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Adviser resulting from: (i) any action or omitting to act by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series; or (ii) any action by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon information provided by Penn Series in form and under policies agreed to by Adviser and Penn Series. Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Adviser or its affiliates, agents or contractors, or constituting a failure by Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Adviser shall give Penn Series reasonable opportunity to defend against said claim in its own name or in the name of Adviser.

21. Indemnification by Adviser. Adviser will indemnify and hold harmless Penn Series from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series resulting from any claim, demand, action or suit arising out of Adviser’s or any affiliate’s failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Adviser, its affiliates, their agents or contractors. Penn Series shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or its agents or contractors or constituting a failure by Penn Series to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Adviser or any person that is an affiliate of Adviser or an affiliate of an affiliate of Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Penn Series shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Penn Series. For purposes of this Section 21 and of Section 20 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Adviser or any affiliate of Adviser, in effecting or executing any portfolio transaction for a Fund.

22. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

23. Dual Interests. It is understood that some person or persons may be, or from time to time become, directors, officers, or shareholders of both Penn Series and Adviser (including its affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

24. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the board of directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to the Fund or any extension, renewal or amendment hereof.

25. Amendment of Agreement. This Agreement may be amended only by written agreement of Penn Series and the Adviser and only in accordance with the provisions of the Act, the rules and regulations promulgated under the Act and the provisions of any other applicable law or regulation.

26. Assignment of Agreement. This Agreement shall terminate automatically in the event of its assignment, as required by the Act and rules and regulations promulgated thereunder.

27. Termination of Agreement. This Agreement may be terminated by Penn Series or by Adviser with respect to any Fund, without the payment of any penalty, upon 60 days’ prior notice in writing from Penn Series to Adviser, or upon 90 days’ prior notice in writing from Adviser to Penn Series; provided, that in the case of termination by Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund.

28. Miscellaneous.

A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

C. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment,” and “affiliated person,” as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Penn Series is Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044, Attention: President, and that of Adviser is Independence Capital Management, Inc., 600 Dresher Road, Horsham, PA 19044, Attention: President.

E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland except where such state laws have been preempted by Federal law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

PENN SERIES FUNDS, INC.

By:	/s/ Peter M. Sherman
Peter M. Sherman
President

INDEPENDENCE CAPITAL MANAGEMENT, INC.

By:	/s/ Richardson T. Merriman
Richardson T. Merriman
Senior Vice President

Schedule A

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Penn Series Funds

Money Market Fund

Limited Maturity Bond Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Growth and Income Fund

Growth Equity Fund

Large Cap Value Fund

Index 500 Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Emerging Growth Fund

Small Cap Value Fund

International Equity Fund

Schedule B

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	0.20% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.15% with respect to average daily net assets of the Fund in excess of $100,000,000.
Limited Maturity Bond Fund	0.25%
Quality Bond Fund	0.35% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.30% with respect to average daily net assets of the Fund in excess of $100,000,000.
High Yield Bond Fund	0.50%
Flexibly Managed Fund	0.60%
Growth and Income Fund	0.50%
Growth Equity Fund	0.65% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.60% with respect to average daily net assets of the Fund in excess of $100,000,000.
Large Cap Value Fund	0.60%
Index 500 Fund	0.07%
Mid Cap Growth Fund	0.70%
Mid Cap Value Fund	0.55% of the first $250 million of average net assets; 0.525% of the next $250 million; 0.50% of the next $250 million; 0.475% of the next $250 million; 0.45% of the next $500 million; and 0.425% of average daily net assets in excess of $1.5 billion.
Emerging Growth Fund	0.80% of the first $25,000,000 of average daily net assets of the Fund; 0.75% of the next $25,000,000 of average daily net assets of the Fund; and 0.70% of average daily net assets of the Fund in excess of $50,000,000.
Small Cap Value Fund	0.85%
International Equity Fund	0.85%

Schedule C

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

NAME OF FUND	EXPENSE LIMITATIONS (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund[1]	0.80%
Quality Bond Fund[1]	0.90%
High Yield Bond Fund[2]	0.90%
Flexibly Managed Fund[2]	1.00%
Growth Equity Fund[1]	1.00%
Large Cap Value Fund[1]	1.00%
Emerging Growth Fund[2]	1.15%
Small Cap Value Fund[1]	1.15%
International Equity Fund[1]	1.50%

(1)

With respect to each of the Money Market, Quality Bond, Growth Equity, Large Cap Value, Small Cap Value and International Equity Funds, to the extent that a Fund’s total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory, accounting, and administrative and corporate services fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund in an amount up to and including 0.10% of the average daily net assets of the Fund, such excess amount shall be a liability of Adviser to Penn Series. The liability (if any) of Adviser to pay Penn Series such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Adviser to pay Penn Series such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Adviser to pay Penn Series such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Adviser and shall be payable by Penn Series to Adviser along with the advisory fee payable to Advisor for that month.

(2)

With respect to each of the Emerging Growth, Flexibly Managed and High Yield Bond Funds, to the extent that a Fund’s total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory, accounting, and administrative and corporate service fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund, one-half of such excess amount shall be a liability of Adviser to Penn Series. The liability (if any) of Adviser to pay Penn Series one-half of such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Adviser to pay Penn Series such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Adviser to pay Penn Series such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Adviser and shall be payable by Penn Series to Adviser along with the advisory fee payable to Adviser for that month. If, at the end of the fiscal year, there is any remaining liability of Adviser to pay Penn Series such excess amount (which has not been paid through reduction of the advisory fee), Adviser shall remit to Penn Series an amount sufficient to pay such remaining liability.

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

Amendment dated as of August 22, 2008 to the Investment Advisory Agreement dated as of May 1, 2000, as amended as of May 1, 2002, between Penn Series Funds, Inc. (“Penn Series”) and Independence Capital Management, Inc. (the “Adviser”).

WITNESSETH:

WHEREAS, Penn Series and Adviser entered into an Investment Advisory Agreement (the “Agreement”) dated as of May 1, 2000, as amended as of May 1, 2002;

WHEREAS, in accordance with Section 1 of the Agreement, Schedule A to the Agreement lists certain portfolios of Penn Series with respect to which Adviser renders investment advisory services pursuant to the terms and conditions of the Agreement;

WHEREAS, in accordance with Section 3 of the Agreement, Schedule B to the Agreement sets forth the investment advisory fees to be paid by Penn Series to the Adviser for such services; and

WHEREAS, Penn Series and the Adviser wish to amend and restate Schedules A and B of the Agreement for the purpose of adding additional portfolios of Penn Series to the Agreement and setting forth investment advisory fees that Penn Series will pay to the Adviser for providing investment advisory services to such additional portfolios:

NOW THEREFORE, Penn Series and the Adviser hereby amend and restate Schedules A and B to the Agreement as set forth in Schedules A and B attached to this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year first written above.

PENN SERIES FUNDS, INC.		INDEPENDENCE CAPITAL MANAGEMENT, INC.

By:	/s/ Peter M. Sherman	By:	/s/ Keith G. Huckerby
Name:	Peter M. Sherman	Name:	Keith G. Huckerby
Title:	President	Title:	Vice President

Schedule A

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Penn Series Funds

Money Market Fund

Limited Maturity Bond Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Growth Stock Fund (to be renamed Large Growth Stock Fund effective August 25, 2008)

Large Cap Value Fund

Index 500 Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

International Equity Fund

Large Cap Growth Fund

Strategic Value Fund (to be renamed Mid Core Value Fund effective August 25, 2008)

REIT Fund

Large Core Growth Fund

Large Core Value Fund

SMID Cap Growth Fund

SMID Cap Value Fund

Emerging Markets Equity Fund

Small Cap Index Fund

Developed International Index Fund

Balanced Fund

Aggressive Allocation Fund

Moderately Aggressive Allocation Fund

Moderate Allocation Fund

Moderately Conservative Allocation Fund

Conservative Allocation Fund

Schedule B

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	0.20% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.15% with respect to average daily net assets of the Fund in excess of $100,000,000.
Limited Maturity Bond Fund	0.30%
Quality Bond Fund	0.35% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.30% with respect to average daily net assets of the Fund in excess of $100,000,000.
High Yield Bond Fund	0.50%
Flexibly Managed Fund	0.60%
Growth Stock Fund (to be renamed Large Growth Stock Fund effective August 25, 2008)	0.65% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.60% with respect to average daily net assets of the Fund in excess of $100,000,000.
Large Cap Value Fund	0.60%
Index 500 Fund	0.07%
Mid Cap Growth Fund	0.70%
Mid Cap Value Fund	0.55% of the first $250 million of average net assets; 0.525% of the next $250 million; 0.50% of the next $250 million; 0.475% of the next $250 million; 0.45% of the next $500 million; and 0.425% of average daily net assets in excess of $1.5 billion.
Small Cap Growth Fund	0.80% of the first $25,000,000 of average daily net assets of the Fund; 0.75% of the next $25,000,000 of average daily net assets of the Fund; and 0.70% of average daily net assets of the Fund in excess of $50,000,000.
Small Cap Value Fund	0.85%
International Equity Fund	0.85%
Large Cap Growth Fund	0.55%
Strategic Value Fund (to be renamed Mid Core Value Fund effective August 25, 2008)	0.72%
REIT Fund	0.70%
Large Core Growth Fund	0.56%
Large Core Value Fund	0.46%
SMID Cap Growth Fund	0.75%
SMID Cap Value Fund	0.95%
Emerging Markets Equity Fund	1.18% on net assets up to $2.5 billion 1.00% on net assets in excess of $2.5 billion
Small Cap Index Fund	0.30%
Developed International Index Fund	0.30%
Balanced Fund	0.00%
Aggressive Allocation Fund	0.10%
Moderately Aggressive Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Moderately Conservative Allocation Fund	0.10%
Conservative Allocation Fund	0.10%

PENN SERIES FUNDS, INC.

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

Amendment dated as of December 15, 2010 to the Investment Advisory Agreement dated as of May 1, 2000, as amended as of May 1, 2002 and August 22, 2008, between Penn Series Funds, Inc. (“Penn Series”) and Independence Capital Management, Inc. (the “Adviser”).

WITNESSETH:

WHEREAS, Penn Series and the Adviser entered into an Investment Advisory Agreement dated as of May 1, 2000, as amended as of May 1, 2002 and August 22, 2008 (the “Agreement”);

WHEREAS, in accordance with Section 3 of the Agreement, Schedule B to the Agreement sets forth the investment advisory fees to be paid by Penn Series to the Adviser for the investment advisory services rendered to the portfolios of Penn Series;

WHEREAS, Penn Series and the Adviser wish to amend and restate Schedule B to the Agreement for the purpose of increasing the investment advisory fees that Penn Series will pay to the Adviser for providing investment advisory services to the Large Core Growth and Large Core Value Funds;

WHEREAS, Section 4 of the Agreement sets forth the Adviser’s obligation to waive its investment advisory fee or remit payments to a Penn Series portfolio in the event that such portfolio’s expenses exceed the expense limitation set forth on Schedule C to the Agreement; and

WHEREAS, Penn Series and the Adviser wish to delete Section 4 of the Agreement and Schedule C to the Agreement in order to remove the Adviser’s obligation to maintain the portfolios’ expenses at certain specified limits.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, Penn Series and the Adviser hereby agree as follows:

1.	Section 4 of the Agreement is hereby deleted and replaced with the following:

4.	RESERVED.

2.	Schedule B to the Agreement is hereby amended and restated as set forth in Schedule B attached to this Amendment.

3.	Schedule C to the Agreement is hereby deleted in its entirety.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year first written above.

PENN SERIES FUNDS, INC.		INDEPENDENCE CAPITAL MANAGEMENT, INC.

By:	/s/ Peter M. Sherman	By:	/s/ Keith G. Huckerby
Name:	Peter M. Sherman	Name:	Keith G. Huckerby
Title:	President	Title:	Vice President

Schedule B

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	0.20% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.15% with respect to average daily net assets of the Fund in excess of $100,000,000.
Limited Maturity Bond Fund	0.30%
Quality Bond Fund	0.35% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.30% with respect to average daily net assets of the Fund in excess of $100,000,000.
High Yield Bond Fund	0.50%
Flexibly Managed Fund	0.60%
Large Growth Stock Fund	0.65% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.60% with respect to average daily net assets of the Fund in excess of $100,000,000.
Large Cap Value Fund	0.60%
Index 500 Fund	0.07%
Mid Cap Growth Fund	0.70%
Mid Cap Value Fund	0.55% of the first $250 million of average net assets; 0.525% of the next $250 million; 0.50% of the next $250 million; 0.475% of the next $250 million; 0.45% of the next $500 million; and 0.425% of average daily net assets in excess of $1.5 billion.
Small Cap Growth Fund	0.80% of the first $25,000,000 of average daily net assets of the Fund; 0.75% of the next $25,000,000 of average daily net assets of the Fund; and 0.70% of average daily net assets of the Fund in excess of $50,000,000.
Small Cap Value Fund	0.85%
International Equity Fund	0.85%
Large Cap Growth Fund	0.55%
Mid Core Value Fund	0.72%
REIT Fund	0.70%
Large Core Growth Fund	0.60%
Large Core Value Fund	0.60%
SMID Cap Growth Fund	0.75%
SMID Cap Value Fund	0.95%
Emerging Markets Equity Fund	1.18% on net assets up to $2.5 billion 1.00% on net assets in excess of $2.5 billion
Small Cap Index Fund	0.30%
Developed International Index Fund	0.30%
Balanced Fund	0.00%
Aggressive Allocation Fund	0.10%
Moderately Aggressive Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Moderately Conservative Allocation Fund	0.10%
Conservative Allocation Fund	0.10%

APPENDIX D

PENN SERIES FUNDS, INC.

FORM OF

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

Amendment dated as of May 1, 2014 to the Investment Advisory Agreement dated as of May 1, 2000, as amended as of May 1, 2002, August 22, 2008, and December 15, 2010, between Penn Series Funds, Inc. (“Penn Series”) and Independence Capital Management, Inc. (the “Adviser”).

WITNESSETH:

WHEREAS, Penn Series and the Adviser entered into an Investment Advisory Agreement dated as of May 1, 2000, as amended as of May 1, 2002, August 22, 2008 and December 15, 2010 (the “Agreement”);

WHEREAS, in accordance with Section 1 of the Agreement, Schedule A to the Agreement lists the portfolios of Penn Series with respect to which the Adviser renders investment advisory services pursuant to the terms and conditions of the Agreement;

WHEREAS, in accordance with Section 3 of the Agreement, Schedule B to the Agreement sets forth the investment advisory fees to be paid by Penn Series to the Adviser for the investment advisory services rendered to the portfolios of Penn Series;

WHEREAS, Penn Series and the Adviser wish to amend and restate Schedule A to the Agreement for the purpose of reflecting the revised names of certain portfolios of Penn Series; and

WHEREAS, Penn Series and the Adviser wish to amend and restate Schedule B to the Agreement for the purpose of adjusting the investment advisory fees that Penn Series will pay to the Adviser for providing investment advisory services to the Money Market Fund, Large Core Value Fund, High Yield Bond Fund, Large Cap Value Fund, Limited Maturity Bond Fund, Small Cap Value Fund, Large Growth Stock Fund, Index 500 Fund, International Equity Fund, Quality Bond Fund, the five LifeStyle Asset Allocation Funds (Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund), and Flexibly Managed Fund (collectively, the “Funds”);

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, Penn Series and the Adviser hereby agree as follows:

1.	Schedule A to the Agreement is hereby amended and restated as set forth in Schedule A attached to this Amendment.

2.	Schedule B to the Agreement is hereby amended and restated as set forth in Schedule B attached to this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year first written above.

PENN SERIES FUNDS, INC.		INDEPENDENCE CAPITAL MANAGEMENT, INC.

By:		By:
Name:	Peter M. Sherman	Name:	Keith G. Huckerby
Title:	President	Title:	Vice President

Schedule A

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Penn Series Funds

Money Market Fund

Limited Maturity Bond Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Growth Stock Fund

Large Cap Value Fund

Index 500 Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

International Equity Fund

Large Cap Growth Fund

Mid Core Value Fund

Real Estate Securities Fund

Large Core Growth Fund

Large Core Value Fund

SMID Cap Growth Fund

SMID Cap Value Fund

Emerging Markets Equity Fund

Small Cap Index Fund

Developed International Index Fund

Balanced Fund

Aggressive Allocation Fund

Moderately Aggressive Allocation Fund

Moderate Allocation Fund

Moderately Conservative Allocation Fund

Conservative Allocation Fund

Schedule B

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	0.33% of the first $200 million; 0.31% of the next $150 million; 0.29% of the next $150 million; 0.27% over $500 million.
Limited Maturity Bond Fund	0.46% of the first $200 million; 0.44% of the next $150 million; 0.42% of the next $150 million; 0.40% over $500 million.
Quality Bond Fund	0.46% of the first $200 million; 0.44% of the next $150 million; 0.42% of the next $150 million; 0.40% over $500 million.
High Yield Bond Fund	0.56% of the first $250 million; 0.53% over $250 million.
Flexibly Managed Fund	0.72% of the first $500 million; 0.70% of the next $2 billion; 0.68% of the next $1.5 billion; 0.65% of the next $1 billion; 0.62% over $5 billion.
Large Growth Stock Fund	0.72% of the first $250 million; 0.68% of the next $250 million; 0.65% over $500 million.
Large Cap Value Fund	0.67% of the first $150 million; 0.65% over $150 million.
Index 500 Fund	0.14% of the first $150 million; 0.13% of the next $150 million; 0.12% over $300 million.
Mid Cap Growth Fund	0.70%
Mid Cap Value Fund	0.55% of the first $250 million; 0.525% of the next $250 million; 0.50% of the next $250 million; 0.475% of the next $250 million; 0.45% of the next $500 million; 0.425% over $1.5 billion.
Small Cap Growth Fund	0.80% of the first $25 million; 0.75% of the next $25 million; 0.70% over $50 million.
Small Cap Value Fund	0.75% of the first $50 million; 0.725% of the next $50 million; 0.70% over $100 million.
International Equity Fund	0.86% of the first $227 million; 0.84% of the next $227 million; 0.82% over $454 million.
Large Cap Growth Fund	0.55%

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Mid Core Value Fund	0.72%
Real Estate Securities Fund	0.70%
Large Core Growth Fund	0.60%
Large Core Value Fund	0.67% of the first $150 million; 0.65% of the next $250 million; 0.60% over $400 million.
SMID Cap Growth Fund	0.75%
SMID Cap Value Fund	0.95%
Emerging Markets Equity Fund	1.18% of the first $2.5 billion; 1.00% over $2.5 billion.
Small Cap Index Fund	0.30%
Developed International Index Fund	0.30%
Balanced Fund	0.00%
Aggressive Allocation Fund	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.
Moderately Aggressive Allocation Fund	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.
Moderate Allocation Fund	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.
Moderately Conservative Allocation Fund	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.
Conservative Allocation Fund	0.12% of the first $200 million; 0.11% of the next $150 million; 0.10% of the next $150 million; 0.09% over $500 million.

000 000 000 000 0

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS,

INCLUDING ALL OF THE NOMINEES IN PROPOSAL 1.

Please fill in the boxes as shown using black or blue ink or a No. 2 pencil.      ☒

PLEASE DO NOT USE FINE POINT PENS.

Express Vote Option

To vote ALL accounts as the Board recommends for the proposals, mark the box at the right. No other vote is necessary. If voting via Internet or Touchstone Phone, use 13-digit number above to vote all accounts.

☐
OR Vote each account separately by filling in the associated ballot(s) below. If voting via Internet or Touchstone Phone, use 13-digit numbers below to vote.

INDIVIDUAL ACCOUNT BALLOT

000 000 000 000 0

1. To elect a Board of Directors of Penn Series Funds, Inc.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Nominees:			[_]	[_]	[_]*
(01) Eugene Bay
(02) Joanne B. Mack
(03) Archie Craig MacKinlay
(04) Rebecca C. Matthias (05) Eileen C. McDonnell (06) David B. Pudlin

* To withhold authority to vote for any individual Nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) below:

2.	To approve an amendment to the investment advisory agreement between Independence Capital Management, Inc. and Penn Series Funds, Inc., on behalf of each Fund, that would modify each Fund’s advisory fee rate schedule by introducing new or revising existing asset level (or “breakpoint”) fee rates.		FOR	AGAINST	ABSTAIN

	2.A	Money Market Fund	[_]	[_]	[_]

	2.B	Limited Maturity Bond Fund	[_]	[_]	[_]

	2.C	Quality Bond Fund	[_]	[_]	[_]

	2.D	High Yield Bond Fund	[_]	[_]	[_]

	2.E	Flexibly Managed Fund	[_]	[_]	[_]

	2.F	Large Growth Stock Fund	[_]	[_]	[_]

	2.G	Large Cap Value Fund	[_]	[_]	[_]

	2.H	Large Core Value Fund	[_]	[_]	[_]

	2.I	Index 500 Fund	[_]	[_]	[_]

	2.J	International Equity Fund	[_]	[_]	[_]

	2.K	Aggressive Allocation Fund	[_]	[_]	[_]

	2.L	Moderately Aggressive Allocation Fund	[_]	[_]	[_]

	2.M	Moderate Allocation Fund	[_]	[_]	[_]

	2.N	Moderately Conservative Allocation Fund	[_]	[_]	[_]

	2.O	Conservative Allocation Fund	[_]	[_]	[_]

			FOR	AGAINST	ABSTAIN

3.	To reclassify the Fund’s fundamental policy on warrants as a non-fundamental policy.		[_]	[_]	[_]